Smith Barney

                                   ----------

                                  INTERMEDIATE
                              MUNICIPAL FUND, INC.


                                                               Annual Report
                                                               December 31, 1997

----------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.
----------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Intermediate Municipal Fund, Inc. for the year ended December 31, 1997. During the past twelve months, the Fund distributed income dividends totaling $0.57 and made a capital gain distribution of $0.10 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's December 31, 1997 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

    Price                  Annualized             Twelve-Month
  Per Share             Distribution Rate*        Total Return
  ---------             ------------------        ------------
$10.64 (NAV)                  5.41%                   8.49%
$10.563 (AMEX)                5.45%                  13.42%

In comparison, intermediate maturity municipal bond funds posted an average total return of 7.33% based on NAV for the same period, according to Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Investment Strategy

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's portfolio will not be more than ten years. During the reporting period, we lengthened the Fund's average weighted maturity to approximately 9.9 years. (The average weighted maturity is the average life of the securities in any mutual fund portfolio made up of bonds or other debt securities.) In addition, we maintained the Fund's high credit quality orientation. As of December 31, 1997, over 60% of the Fund's holdings were rated in the two highest rating categories of triple-A or double-A by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or have an equivalent rating by another nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality. A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of December 31, 1997: hospital bonds (14.5%), education bonds (13.5%), and housing: multi-family bonds (8.7%).

----------
* The annualized distribution rate assumes a current monthly dividend rate of $0.048 per share for twelve months.

Municipal Bond Market Update and Outlook

Interest rates continued to decline overall during the course of the year. However, the bond markets did experience considerable volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The persistent strength of the U.S. economy heightened fears among many investors that the Federal Reserve Board ("Fed") would raise short-term interest rates. The Fed last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) Although it did not take action, the Fed indicated a bias toward tightening monetary policy at each of its meetings in May, July, August, September and November.

Since the end of October, the dominant theme in the financial markets has been the Asian financial crisis and the extent of the impact it will have on the U.S. economy. We expect at least a modest dampening effect on growth in the first part of the year with inflation continuing to trend lower in spite of wage pressures resulting from an extremely tight labor market. We also expect the Fed to hold short-term rates steady over the near term.

In our view, all of these developments have benefited the municipal bond market. A healthy economy has enabled many municipalities to maintain, or even upgrade, their credit ratings, while a relatively low rate of inflation has delivered historically high real yields (i.e., the yield after taking into account the effects of inflation to investors). We remain positive on the prospects for municipal bonds and continue to believe that they will offer an excellent tax-free alternative for investors.

On a more somber note, we are saddened by the loss of an outstanding physician and Director of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon          /s/ Peter M. Coffey


Heath B. McLendon              Peter M. Coffey
Chairman                       Vice President

February 2, 1998

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1997
--------------------------------------------------------------------------------


     FACE
    AMOUNT   RATING                         SECURITY                                   VALUE
================================================================================================
Education -- 13.5%
$  1,700,000   A*     Arizona Education Loan Marketing Corp.,
                        7.000% due 3/1/02(a)(b)                                      $ 1,846,625
   1,805,000   AAA    Bastrop, TX ISD, PSFG, zero coupon due 2/15/18                     652,056
   1,030,000   A*     Brazos, TX Higher Education Authority Student Loan Revenue,
                        6.300% due 9/1/98(a)                                           1,041,052
   2,500,000   AAA    Chicago, IL Board of Education, Capital Appreciation,
                        Chicago School Reform, Series A, AMBAC-Insured,
                        zero coupon due 12/1/16                                          940,625
     760,000   NR     Idaho Student Loan Fund Refunding Marketing Association Inc.,
                        Student Loan Refunding, 6.400% due 10/1/99,
                        Sinking Fund Average Life 1/30/99                                771,400
     400,000   Aaa*   Joshua, TX Independent School Board, Capital Appreciation,
                        Series C, PSFG, zero coupon due 2/15/12                          198,000
   1,075,000   Aaa*   Lago Vista, TX ISD, PSFG, zero coupon due 8/15/20                  338,625
   1,000,000   AAA    Lake Superior State University, Michigan Revenue,
                        MBIA-Insured, 5.000%  due 11/15/12                             1,001,250
     300,000   AAA    Massachusetts Education Loan Authority Issue E, Series A,
                        AMBAC-Insured, 6.850% due 1/1/04(a)                              324,750
     580,000   A*     Montana Higher Education Student Assistance Corp., Student
                        Loan Revenue, 7.050% due 6/1/04, Sinking Fund Average
                        Life 7/24/02(a)                                                  627,125
   1,000,000   A*     Nebraska Higher Education Loan Program, 6.450% due 6/1/18(a)     1,101,250
     500,000   A1*    New England Education Loan Marketing Corp.,
                        Massachusetts Refunding Student Loan Revenue,
                        6.900% due 11/1/09(a)                                            565,000
   1,000,000   A-     New York State Dormitory Authority Revenue, State University
                        Educational Facilities, 5.000% due 5/15/20                     1,008,750
   1,000,000   Aaa*   Northwest, TX ISD, Capital Appreciation, PSFG,
                        zero coupon due 8/15/13                                          431,250
   1,000,000   AAA    Redford Michigan Unified School District, AMBAC-Insured,
                        5.000% due 5/1/12                                              1,007,500
                      Vermont State Colleges Revenue, Capital Appreciation:
     500,000   A        Zero coupon due 7/1/09                                           280,625
     500,000   A        Zero coupon due 7/1/10                                           263,750
     500,000   A        Zero coupon due 7/1/11                                           248,750
------------------------------------------------------------------------------------------------
                                                                                      12,648,383
------------------------------------------------------------------------------------------------
Electric -- 4.8%
   1,000,000   AAA    Piedmont Municipal Power Agency Electric Revenue
                        Refunding, Series A, MBIA-Insured, 4.875% due 1/1/16             971,250
   1,750,000   Aa1*   Washington Public Power Supply System Nuclear Power
                        Project #1, 7.750% due 7/1/03(b)                               2,025,625
   1,500,000   Aa1*   Washington State Public Power Supply System Nuclear Power,
                        Series A, Project #2, 5.000% due 7/1/12                        1,479,375
------------------------------------------------------------------------------------------------
                                                                                       4,476,250
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


     FACE
    AMOUNT   RATING                         SECURITY                                   VALUE
================================================================================================
Escrowed to Maturity (c) -- 7.6%
  $  175,000   AAA    Los Angeles Hollywood, CA Presbyterian Single-Family
                        Mortgage, 9.625% due 7/1/13, Sinking Fund Average
                        Life 2/28/08                                                  $  235,156
     965,000   AAA    Metropolitan Nashville, TN Airport Authority Revenue,
                        7.500% due 7/1/05, Sinking Fund Average Life 8/2/01(b)         1,074,769
     249,000   AAA    New Jersey State Turnpike Authority Revenue Refunding,
                        10.375% due 1/1/03, Sinking Fund Average Life 5/23/00            291,330
   1,855,000   Aaa*   New York State Urban Development Corp. Revenue,
                        7.300% due 4/1/01                                              2,035,863
     260,000   AAA    Ohio State Water Development Authority Revenue, Armco
                        Steel Corp., 7.875% due 11/1/00, Sinking Fund Average
                        Life 11/1/98                                                     278,200
   1,520,000   AAA    Ohio State Water Development Authority Safe Water, Series 2,
                        9.375% due 12/1/10, Sinking Fund Average Life 3/28/04(b)       1,936,100
      95,000   AAA    Salt Lake City, UT Water Conservancy Distribution Revenue,
                        Series A, MBIA-Insured, 10.875% due 10/1/02,
                        Sinking Fund Average Life 2/26/00                                110,794
   1,000,000   AAA    Southwest Il Development Authority Hospital Revenue
                        Refunding, Wood River Hospital, 6.875% due 8/1/03,
                        Sinking Fund Average Life 9/19/01                              1,127,500
------------------------------------------------------------------------------------------------
                                                                                       7,089,712
------------------------------------------------------------------------------------------------
Finance -- 3.1%
   1,000,000   A      New York Local Government Assistance Corp., Series 1992A,
                        6.400% due 4/1/02                                              1,082,500
   1,000,000   AAA    New York State Local Government Assistance Corp., Series B,
                        MBIA-Insured, 4.750% due 4/1/14                                  973,750
     840,000   NR     Tulsa, OK Housing Assistance Corp. Multi-Family Revenue,
                        7.250% due 10/1/07                                               863,100
------------------------------------------------------------------------------------------------
                                                                                       2,919,350
------------------------------------------------------------------------------------------------
General Obligation -- 8.3%
   1,000,000   AAA    Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03(b)              1,082,500
   1,000,000   AAA    District of Columbia GO Refunding, Series B,
                        MBIA-Insured, 6.750% due 6/1/01                                1,025,230
   2,125,000   AAA    Harris County, TX GO, Capital Appreciation
                        MBIA-Insured, zero coupon, due 8/15/13                           993,593
   1,000,000   AA     Harvey, IL GO Refunding, Asset Guaranty-Insured,
                        6.700% due 2/1/09                                              1,087,500
     500,000   AA     Texas State Refunding, Public Finance Authority,
                        5.000% due 10/1/12                                               506,250
   1,250,000   AAA    New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                        Sinking Fund Average Life 3/1/00                               1,451,563
   1,500,000   A-     New York City, NY GO, Series 1992D, 7.300% due 2/1/01            1,627,500
------------------------------------------------------------------------------------------------
                                                                                       7,774,136
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


     FACE
    AMOUNT   RATING                         SECURITY                                   VALUE
================================================================================================
Government Facilities -- 1.7%
  $1,490,000   AAA    Chicago Il Public Buildings Committee Building Revenue,
                        Series A, MBIA-Insured, 5.250% due 12/1/11                   $ 1,562,637
------------------------------------------------------------------------------------------------
Hospital -- 14.5%
   1,500,000   BBB    Colorado Health Facilities Authority Revenue, Rocky Mountain
                        Adventist, 6.250% due 2/1/04                                   1,608,750
     725,000   BBB+   Defiance, OH Hospital Revenue Refunding, Defiance Hospital,
                        7.625% due 11/1/03                                               743,516
   1,250,000   AAA*   Illinois Health Facilities Authority Revenue, Memorial Health
                        System, MBIA-Insured, 5.200% due 10/1/12                       1,256,250
   1,000,000   A2*    Indiana Health Facilities Authority Hospital Revenue Refunding
                        Bonds, St. Anthony Medical Center, 7.000% due 10/1/06          1,086,250
   1,000,000   AAA    Maine Health & Higher Educational Facilities
                        Authority Revenue, Series B, MBIA-Insured, 5.000% due
                        7/1/13                                                           991,250
   1,000,000   AAA    Maryland Health & Higher Education Facility Authority Revenue,
                        (Mercy Medical Center Project), FSA-Insured,
                        6.500% due 7/1/13                                              1,178,750
   2,350,000   AAA    Massachusetts State Health & Educational Facilities Authority
                        Revenue, Hallmark Health System, Series A, FSA-Insured,
                        5.000% due 7/1/12                                              2,344,125
                      Orange County, FL Health Facilities Authority Hospital Revenue
                        Bonds, Adventist Health Systems/Sunbelt:
   1,180,000   AAA        AMBAC-Insured, 6.875% due 11/15/04                           1,258,175
     500,000   AAA        CGIC-Insured, FLAIRS, 6.270% due 11/15/07(d)                   537,500
     340,000   AA     Taos County, NM Gross Receipts Tax Revenue,
                        Asset Guaranty-Insured, 6.125% due 12/1/01                       357,000
   2,000,000   AAA    Tarrant County Texas Health Facilities Development
                        Corporation Health System Revenue, Series A, MBIA-Insured,
                        5.750% due 2/15/02                                             2,195,000
------------------------------------------------------------------------------------------------
                                                                                      13,556,566
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 8.7%
     920,000   AA     Beaumont, TX Multi-Family Housing Finance, Regency Place
                        Apartments, Asset Guaranty-Insured, 7.000% mandatory
                        tender 10/1/03(b)                                                947,830
     610,000   AAA    Charlotte, NC Mortgage Revenue Refunding Double Oaks
                        Apartments, Series A, FHA-Insured, 7.300% due 11/15/07           678,625
     915,000   AAA    Hudson County, NJ Improvement Authority, Multi-Family
                        Housing Revenue Bonds, 6.600% due 6/1/04(a)                      993,918
     970,000   A2*    McMinnville, TN Housing Authority Revenue Refunding, 1st
                        Mortgage, Beersheba Heights, 6.000% due 10/1/09                1,030,625
     500,000   AAA    Missouri State Housing Development  Community Mortgage
                        Revenue, Series C, GNMA/FNMA-Collateralized,
                        7.450% due 9/1/27                                                577,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


     FACE
    AMOUNT   RATING                         SECURITY                                   VALUE
================================================================================================
Housing: Multi-Family -- 8.7% (continued)
                      Mount Vernon, IL Elderly Housing Corp., First Lien Revenue
                        Bonds, Section 8 Assisted, Series 1979:
  $  160,000   Baa1*      7.875% due 4/1/01                                           $  160,501
     170,000   Baa1*      7.875% due 4/1/02                                              170,532
     185,000   Baa1*      7.875% due 4/1/03                                              185,579
     200,000   Baa1*      7.875% due 4/1/04                                              200,626
     215,000   Baa1*      7.875% due 4/1/05                                              215,673
     235,000   Baa1*      7.875% due 4/1/06                                              235,736
     250,000   Baa1*      7.875% due 4/1/07                                              250,783
     270,000   Baa1*      7.875% due 4/1/08                                              270,845
     480,000   AAA    Nevada Housing Division, Multi-Unit Housing, (Austin Crest
                        Project), FNMA-Collateralized, 5.500% due 10/1/09                486,600
     745,000   AAA    San Jose, CA Multi-Family Housing, (Country Brook Project),
                        FNMA-Collateralized, 6.500% mandatory tender 4/1/02              787,838
     945,000   Aa*    Streamwood, IL Multi-Family Housing Revenue, (Southgate
                        Project), FHA-Insured, 6.200% due 11/1/07                      1,002,881
------------------------------------------------------------------------------------------------
                                                                                       8,196,092
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.6%
     415,000   AA     Maine State Housing Authority, Mortgage Purchase, Series D3,
                        7.600% due 11/15/01, Sinking Fund Average Life 1/8/00(a)         435,750
   1,200,000   A-1+   Philadelphia, PA Authority Industrial Development,
                        Morgan Guaranty-Insured, 4.250% due 7/1/25(d)                  1,200,000
     465,000   AAA    St. Louis County, MO Single-Family Mortgage Revenue,
                        MBIA-Insured, 6.750% due 4/1/10                                  465,298
   1,000,000   AA+    Virginia State Housing Development Authority Commonwealth
                        Mortgage, Series H, 6.100% due 7/1/03                          1,066,250
   1,060,000   AA     Wisconsin Housing & Education Development Authority,
                        Home Ownership Revenue, 6.350% due 3/1/01                      1,109,025
------------------------------------------------------------------------------------------------
                                                                                       4,276,323
------------------------------------------------------------------------------------------------
Industrial Development -- 4.5%
   1,000,000   A2*    Alaska Individual Development Export Authority, Series A,
                        6.200% due 4/1/07(a)                                           1,092,500
   1,000,000   A      Kanawha, WV Commercial Development Revenue,
                        (May Department Store Project), 6.500% due 6/1/03              1,112,500
   1,000,000   NR     Newbern, TN  Industrial Development Ltd. Obligation,
                        Newburn Rubber Inc., 7.900% due 3/1/00                         1,058,750
     900,000   NR     Sussex County, DE Economic Development Revenue Refunding
                        Bonds, (Rehoboth Mall Project), Series 1992,
                        7.250% due 10/15/12                                              958,500
------------------------------------------------------------------------------------------------
                                                                                       4,222,250
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------


     FACE
    AMOUNT   RATING                         SECURITY                                   VALUE
================================================================================================
Miscellaneous -- 7.4%
  $  670,000   AAA    Cibola County, NM, Gross Receipts, Tax Revenue,
                        AMBAC-Insured, 5.000% due 11/1/16                             $  667,487
   1,000,000   BBB-   Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                        Series A, 7.500% due 11/1/04                                   1,061,250
   1,000,000   A-     Illinois Development Finance Authority, City East of St. Louis,
                        6.875% due 11/15/05, Sinking Fund Average Life 7/26/03         1,108,750
     800,000   A      South Dakota Economic Development Finance Authority,
                        APA Optics, Series A, 6.750% due 4/1/16(a)                       889,000
   2,000,000   AAA    Southern Il University Revenue Capital Appreciation,
                        Housing & Auxiliary Facilities, MBIA-Insured, zero
                        coupon due 4/1/12                                                985,000
   1,000,000   AAA    Texas State Department, Housing & Community Affairs Home
                        Mortgage Revenue, GNMA/FNMA/FHLMC-Collateralized,
                        9.207% due 7/2/24(e)                                           1,242,500
   1,000,000   AAA    Turtle Run, FL Community Development, District Revenue,
                        MBIA-Insured, 5.000% due 5/1/11                                1,001,250
------------------------------------------------------------------------------------------------
                                                                                       6,955,237
------------------------------------------------------------------------------------------------
Pollution Control -- 6.1%
   1,000,000   Aa3*   Brazos River, TX Navigation District Brazoria County PCR,
                        6.750% due 2/1/10                                              1,200,000
     100,000   VMIG1* Burke County, GA Development Authority Pollution Control
                        Revenue, 4.150% due 4/1/32(d)                                    100,000
   1,200,000   A-     Erie County, PA Pollution Control (International Paper Company
                        Project), Series A, 5.300% due 4/1/12                          1,242,000
   1,000,000   AAA    Monroe County, MI PCR, (Detroit Edison Co. Project),
                        AMBAC-Insured, 6.350% due 12/1/04(a)                           1,107,500
   1,000,000   AAA    Orange County, CA Public Financing Authority Waste
                        Management, System Revenue, AMBAC-Insured,
                        5.750% due 12/1/11                                             1,085,000
   1,000,000   A-     Port Umpqua, OR Pollution Control (International Paper
                        Company Project) 5.200% due 6/1/11                             1,015,000
------------------------------------------------------------------------------------------------
                                                                                       5,749,500
------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 0.2%
     110,000   AAA    Indiana University Revenue, Series 1983N, (Call 7/1/01 @ 100),
                        10.000% due 7/1/03, Sinking Fund Average Life 12/22/99           126,913
      55,000   AAA    Oklahoma State IDA Oklahoma Health Care Corp., Series A,
                        FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08,
                        Sinking Fund Average Life 5/7/06                                  70,606
------------------------------------------------------------------------------------------------
                                                                                         197,519
------------------------------------------------------------------------------------------------
Public Facilities -- 2.8%
   1,350,000   A      Dekalb County, IN Redevelopment Authority Revenue,
                        Mini-Mill Public Improvement, 6.250% due 1/15/09               1,473,188

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

     FACE
    AMOUNT   RATING                         SECURITY                                   VALUE
================================================================================================
Public Facilities -- 2.8% (continued)
  $1,000,000   AA-    La Crosse, WI Resource Recovery Revenue, (Northern States
                        Power Co. Project), 6.000% due 11/1/21(a)                    $ 1,117,500
------------------------------------------------------------------------------------------------
                                                                                       2,590,688
------------------------------------------------------------------------------------------------
Solid Waste -- 4.3%
   2,000,000   Baa*   Atlantic City, NJ Utility Authority Solid Waste Revenue,
                        7.000% due 3/1/02, Sinking Fund Average Life 4/20/00(b)        2,052,500
   2,000,000   BB     Union County, NJ Utility Authority Solid Waste Revenue,
                        6.850% due 6/15/02(a)                                          2,012,500
------------------------------------------------------------------------------------------------
                                                                                       4,065,000
------------------------------------------------------------------------------------------------
Transportation -- 6.0%
   2,035,000   AAA   Dallas Fort Worth, TX Regional Airport Revenue
                        Refunding, Series 1992A, FGIC-Insured, 7.750% due
                        11/1/03                                                        2,396,212
   1,920,000   Baa1*  Denver, CO City and County Airport Revenue, Series 1990A,
                        8.250% due 11/15/02(a)                                         2,140,800
     605,000   AAA    Metropolitan Nashville Airport, FGIC-Insured, 5.000% due 7/1/11    607,269
     500,000   A      Pittsfield Township, MI Economic Development Corp.
                        Revenue Refunding, (Airport Association Project),
                        Unconditional Guaranty-Lincoln National, 6.400% due 12/1/02      521,875
------------------------------------------------------------------------------------------------
                                                                                       5,666,156
------------------------------------------------------------------------------------------------
Utilities -- 1.9%
   1,735,000   A-     Palo Duro River Authority, TX Refunding, CGIC-Insured,
                        zero coupon due 8/1/09                                         1,004,131
   1,500,000   AAA    Port St. Lucie, FL Utility Revenue Capital Appreciation,
                        Series A, MBIA-Insured, zero coupon due 9/1/12                   733,125
------------------------------------------------------------------------------------------------
                                                                                       1,737,256
------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $88,359,689**)                                        $93,683,055
================================================================================================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b)   Security segregated by custodian for open purchase commitments.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the portfolio manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven day notice.
(e) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Bonds are escrowed with U.S. government securities and are considered by the portfolio manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard &Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Debt rated "AAA" has the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB     -- Debt rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR     -- Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

VMIG1  -- Moody's highest rating for issues having a demand feature -- VRDO.


--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC     -- AMBAC Indemnity Corporation
CGIC      -- Capital Guaranty Insurance Company
COP       -- Certificate of Participation
FGIC      -- Financial Guaranty Insurance Company
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FLAIRS    -- Floating Adjustable Interest Rate Securities
FNMA      -- Federal National Mortgage Association
FSA       -- Financial Security Assurance
GIC       -- Guaranteed Investment Contract
GNMA      -- Government National Mortgage Association
GO        -- General Obligation
IDA       -- Industrial Development Agency
IDR       -- Industrial Development Revenue
ISD       -- Independent School District
LOC       -- Letter of Credit
MBIA      -- Municipal Bond Investors Assurance Corporation
PCFA      -- Pollution Control Financing Authority
PCR       -- Pollution Control Revenue
PSFG      -- Permanent School Fund Guaranty
RIBS      -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $88,359,689)                       $ 93,683,055
  Cash                                                                   51,093
  Receivable for securities sold                                      1,437,031
  Interest receivable                                                 1,222,550
--------------------------------------------------------------------------------
  Total Assets                                                       96,393,729
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    7,644,828
  Dividends payable                                                      70,816
  Management fees payable                                                43,758
  Accrued expenses                                                       27,845
--------------------------------------------------------------------------------
  Total Liabilities                                                   7,787,247
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 88,606,482
================================================================================
NET ASSETS:
  Par value of capital shares                                             8,329
  Capital paid in excess of par value                                83,278,601
  Overdistributed net investment income                                  (2,478)
  Overdistributed net realized gains                                     (1,336)
  Net unrealized appreciation of investments                          5,323,366
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.64 a share on 8,329,033 shares of $0.001
  par value outstanding; 100,000,000 shares authorized)            $ 88,606,482
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                           $ 5,381,992
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                               522,436
  Shareholder communications                                              40,052
  Shareholder and system servicing fees                                   37,745
  Audit and legal                                                         16,187
  Pricing service fees                                                    11,010
  Listing fees                                                             6,000
  Directors' fees                                                          3,904
  Custody                                                                  3,362
  Other                                                                    4,500
--------------------------------------------------------------------------------
  Total Expenses                                                         645,196
--------------------------------------------------------------------------------
Net Investment Income                                                  4,736,796
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               50,428,930
    Cost of securities sold                                           48,878,761
--------------------------------------------------------------------------------
  Net Realized Gain                                                    1,550,169
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                  4,621,136
    End of year                                                        5,323,366
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                702,230
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,252,399
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 6,989,195
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                          1997          1996
================================================================================
OPERATIONS:
  Net investment income                               $ 4,736,796   $ 4,819,705
  Net realized gain (loss)                              1,550,169      (111,453)
  Increase (decrease) in net unrealized appreciation      702,230    (1,312,656)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                6,989,195     3,395,596
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                (4,742,383)   (4,973,337)
  In excess of net investment income                      (39,390)           --
  Net realized gains                                     (842,433)           --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (5,624,206)   (4,973,337)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued
    for reinvestment of dividends                         426,918            --
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                               426,918            --
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                       1,791,907    (1,577,741)
NET ASSETS:
  Beginning of year                                    86,814,575    88,392,316
--------------------------------------------------------------------------------
  End of year*                                        $88,606,482   $86,814,575
================================================================================
* Includes undistributed (overdistributed) net
  investment income of:                                   $(2,478)       $3,109
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31,1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulation. Accordingly, a portion of accumulated net investment income and overdistributed net realized gains amounting to $35,038 and $4,352, respectively was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

      During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $54,788,208
--------------------------------------------------------------------------------
Sales                                                                 50,428,930
================================================================================

      At December 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,325,746
Gross unrealized depreciation                                            (2,380)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 5,323,366
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      5. FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At December 31, 1997, there were no open futures contracts.

      6. OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At December 31, 1997, there were no open purchased call or put options contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

      At December 31, 1997, the Fund had no open written options contracts.

      7. CAPITAL SHARES

      During the year ended December 31, 1997, capital stock transactions were as follows:

                                                            Shares       Amount
================================================================================
Shares issued on reinvestment                               40,148      $426,918
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                             1997        1996        1995         1994(1)       1993(1)
=======================================================================================================
Net Asset Value, Beginning of Year         $  10.47    $  10.66    $   9.95      $  10.81      $  10.36
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.57        0.58        0.58          0.58          0.59
  Net realized and unrealized gain (loss)      0.28       (0.17)       0.73         (0.84)         0.46
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.85        0.41        1.31         (0.26)         1.05
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.57)      (0.60)      (0.60)        (0.60)        (0.57)
  In excess of net
    investment income                         (0.01)         --          --            --            --
  Net realized gains                          (0.10)         --          --            --         (0.03)
-------------------------------------------------------------------------------------------------------
Total Distributions                           (0.68)      (0.60)      (0.60)        (0.60)        (0.60)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  10.64    $  10.47    $  10.66      $   9.95      $  10.81
-------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           13.42%       1.56%      15.93%        (9.34)%       16.71%
-------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         8.49%       4.13%      13.72%        (2.33)%       10.30%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 88,606    $ 86,815    $ 88,392      $ 82,494      $ 88,966
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.74%       0.77%       0.72%         0.72%         0.73%
  Net investment income                        5.42        5.56        5.63          5.64          5.56
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          58%         21%         13%           26%           10%
-------------------------------------------------------------------------------------------------------
Market Price,End of Year                   $ 10.563    $  9.938    $ 10.375      $  9.500      $ 11.125
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes, the Fund hereby designated for the fiscal year ended December 31, 1997:

      o 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o Total long-term capital gain distributions paid of $842,433 are considered "20 percent rate gains".

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of the Smith Barney Intermediate Municipal Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities sold or purchased but not delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                           /s/ KPMG Peat Marwick LLP


New York, New York
February 10, 1998

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                       AMEX         Net Asset      Dividends       Reinvestment
Period            Closing Price*     Value*           Paid             Price
================================================================================
  1996
January              $10.63          $10.65          $0.050           $10.52
February              10.50           10.57           0.050            10.47
March                 10.25           10.46           0.050             9.88
April                  9.81           10.39           0.050             9.88
May                   10.38           10.35           0.050            10.15
June                  10.00           10.37           0.050            10.01
July                  10.13           10.39           0.050            10.15
August                10.38           10.36           0.050            10.34
September             10.25           10.40           0.050            10.24
October               10.13           10.44           0.050            10.27
November              10.25           10.54           0.050            10.27
December               9.94           10.47           0.050            10.14

  1997
January               10.00           10.46           0.048            10.00
February               9.94           10.49           0.048            10.00
March                  9.88           10.36           0.048             9.94
April                  9.88           10.39           0.048             9.94
May                    9.88           10.45           0.048             9.97
June                  10.13           10.48           0.048            10.24
July                  10.75           10.66           0.048            10.62
August                10.25           10.52           0.048            10.26
September             10.31           10.61           0.048            10.46
October               10.44           10.62           0.048            10.44
November              10.38           10.63           0.048            10.46
December              10.56           10.64           0.048            10.73
December+             10.56           10.64           0.102            10.64
================================================================================
* On the last business day of the month.
+ Capital gain distribution.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      On April 25, 1997 the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To vote on the election of Joseph H. Fleiss and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                         % of            Votes         % of
Directors*             Votes For     Shares Voted       Against    Shares Voted
================================================================================
Joseph H. Fleiss       7,191,494        98.85%           83,308        1.15%
Heath B. McLendon      7,191,494        98.85            83,308        1.15
================================================================================

      The results of the vote on Proposal 2 were as follows:

                 % of         Votes         % of         Votes         % of
Votes For    Shares Voted    Against    Shares Voted   Abstained   Shares Voted
================================================================================
7,209,835       99.11%       36,526        0.50%        28,441         0.39%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan. C. Richard Youngdahl will continue to serve as a Director Emeritus. In addition, as of January 1, 1998, Joseph H. Fleiss became a Director Emeritus.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

      The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

      The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030.

                     (This page intentionally left blank.)

    Smith Barney

     ----------

   INTERMEDIATE
MUNICIPAL FUND, INC.


DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD1067  2/98